SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: August 22, 2006

BEAZER HOMES USA, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	001-12822	54-2086934
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Abernathy Road, Suite 1200
Atlanta Georgia 30328
(Address of Principal
Executive Offices)

(770) 829-3700
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

Historically, Beazer Homes USA, Inc. (“the Company”) has reported its homebuilding operations in one reportable segment. In May 2006, the Company revised its segment disclosures to disaggregate its homebuilding operations into four reportable segments and to disclose a reportable segment for its financial services operations. At that time, the Company provided additional segment reporting footnote disclosure for fiscal years ended September 30, 2003, 2004 and 2005 on Form 10-K/A filed May 25, 2006.  For purposes of historical comparison, the Company is providing as an exhibit to this Form 8-K additional selected quarterly financial and operating information for each of the quarters in the fiscal years ended September 30, 2003, 2004 and 2005 restated to conform to the new presentation.

Item 9.01.  Financial Statements and Exhibits

(d)  Exhibits

99.1 Quarterly Financial Supplement Schedule.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEAZER HOMES USA, INC.

Date: August 22, 2006	By:	/s/ James O’Leary
James O’Leary
Executive Vice President and Chief Financial Officer